UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number 811-03835

Value Line Centurion Fund, Inc.

(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2015

Date of reporting period: December 31, 2015

Item I.   Reports to Stockholders

A copy of the Annual Report to Stockholders for the period ended 12/31/15 is included with this Form.

■ Value Line Centurion Fund, Inc.
Annual Report To Contractowners

Stephen E. Grant,
Portfolio Manager
Objective:
Long-term growth
of capital
Inception Date:
November 15, 1983
Net Assets at
December 31, 2015:
$134,249,154
Portfolio
Composition at
December 31, 2015:
(Percentage of Total
Net Assets)

An Update from Fund Management (Unaudited)
PRESIDENT’S LETTER
Dear Shareholders:
We are pleased to present you with this annual report for Value Line Centurion Fund, Inc. (the “Fund”) for the 12 months ended December 31, 2015.
The Fund posted positive absolute gains but modestly lagged its benchmark Index, the S&P 500® Index (the “Index”)1, on a relative basis. Still, the Fund outpaced the category average return of its peers for the one-, three- and five-year periods ended December 31, 2015, as noted by Morningstar2 (mid-cap growth category).
On the following pages, the Fund’s portfolio manager discusses the management of the Fund during the annual period. The discussion highlights key factors influencing recent performance of the Fund. You will also find a schedule of investments and financial statements for the Fund. Before reviewing the performance of your mutual fund investment, we encourage you to take a brief look at the major factors affecting the financial markets during the 12 months ended December 31, 2015, especially given the newsworthy events of the annual period.
Economic Review
The capital markets were focused for much of the annual period on possible tightening by the Federal Reserve (the Fed). While improving job numbers were supportive of a rise in rates, the Fed’s inflation target of 2% remained elusive. Indeed, the headline Consumer Price Index (CPI) rose just 0.7% year over year before seasonal adjustment as of December 2015. Core inflation, which excludes food and energy, was up 2.1% in December 2015 from a year earlier. Notably, while the food segment of the CPI increased 0.8% during the 12 months ended December 2015, the energy segment of the CPI, despite rising in the months of May, June, July and October 2015, declined 12.6% over the same 12-month span.
Amidst this backdrop, the long-awaited first hike of short-term interest rates in more than nine years was finally announced at the Fed’s December 2015 meeting. The increase in the targeted federal funds rate was a modest 25 basis points. (A basis point is 1/100th of a percentage point.)
Despite the U.S. unemployment rate drop from 5.6% at year-end 2014 to 5.0% at year-end 2015 and a marked improvement in job creation, consumer spending remained somewhat lackluster and wage inflation remained muted.
All told, then, U.S. real Gross Domestic Product (GDP) got off to a slow start in 2015, contracting at a 0.2% annualized rate from January through March. This was a significant deceleration from the 2.2% pace of U.S. economic growth seen in the fourth quarter of 2014. The contraction in first quarter GDP was largely a reflection of weak consumer spending in part due to harsh winter weather and in part due to mixed employment data. A sharp drop in exports due to the strong U.S. dollar and a labor strike in west coast ports also contributed to weak first quarter economic growth. In the second quarter of 2015, U.S. GDP grew at a strong annualized rate of 3.9%, in large part based on better consumer spending, before slowing to 2.0% in the third quarter. The slowdown in the third quarter reflected a downturn in private inventory investment and deceleration in exports, non-residential fixed investment and state and local government spending compared to the quarter prior. According to the advance estimate, U.S. GDP for the fourth quarter of 2015 slowed to an annualized pace of 0.7%, as heightened volatility in the capital markets, geopolitical tensions and global economic factors combined to impact U.S. economic growth.
Equity Market Review
U.S. equities, as measured by the S&P 500® Index, gained 1.38% during the 12 months ended December 31, 2015. The equity market saw increased volatility, stemming from weak global

About information in this report:
•
It is important to consider the Fund’s investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc.
Annual Report To Contractowners

economic growth, a decelerating economy and currency devaluation in China, intensified geopolitical tensions, and a drop of almost 40% in oil prices. The fact that the Fed only felt confident enough about the U.S. economy to begin raising interest rates in the waning weeks of the calendar year also weighed on U.S. equity performance. The strength of the U.S. dollar also created a headwind for companies doing business outside of the U.S. These factors more than offset the positive trends of rising consumer confidence, increasing home prices, relatively stable inflation and declining unemployment.
Within the U.S. equity market, large-cap stocks, particularly mega-caps, performed best for the second consecutive year, while mid-cap and small-cap stocks lagged, actually generating negative returns. Growth stocks outperformed value stocks across the capitalization spectrum. Of particular note during 2015 was the narrowness of the market, wherein the gain in the S&P 500® Index came mainly from just a few of the largest-cap stocks. Just ten stocks accounted for approximately 40% of the total positive contribution to the S&P 500® Index return, meaning the average stock in the S&P 500® Index fared worse, as corporate earnings broadly became weaker.
There was a notable divergence among sectors during the year, too. Only five of the ten sectors of the S&P 500® Index posted positive returns during the annual period. Consumer discretionary, health care, information technology, consumer staples and telecommunication services were the best relative performers. Conversely, energy was by far the worst performing sector in the S&P 500® Index, followed by materials, utilities, industrials and financials.
* * *
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures for more than 60 years — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics. If you have any questions or would like additional information on this or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. The Fund’s annual and semi-annual shareholder reports are available from GIAC’s website at: http://www.guardianinvestor.com/public/products/prospectus.aspx. You may obtain free copies of the Fund’s prospectus, Statement of Additional Information or its annual or semi-annual shareholder reports or make shareholder inquiries by contacting GIAC at 7 Hanover Square, New York, NY 10004 or calling toll-free 800-221-3253.
The Value Line Funds are distributed by EULAV Securities LLC.

The S&P 500® Index consists of 500 stocks which are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.

2
The Morningstar RatingTM for funds methodology rates funds based on an enhanced Morningstar Risk-Adjusted Return measure, which also accounts for the effects of all sales charges, loads, or redemption fees.

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc.
Annual Report To Contractowners

INVESTMENT OBJECTIVE AND STRATEGY
The Fund’s investment objective is long-term growth of capital.
To achieve the Fund’s investment objective, Eulav Asset Management (the “Adviser”) invests substantially all of the Fund’s net assets in common stocks. While the Fund is actively managed by the Adviser, the Adviser relies primarily on the rankings of companies by the Value Line Timeliness™ Ranking System (the “Ranking System”) in selecting securities for purchase or sale. The Fund’s investments principally are selected from common stocks ranked 1, 2 or 3 by the Ranking System at the time of purchase. The Adviser will determine the percentage of the Fund’s assets invested in each stock based on the stock’s relative attractiveness.
Manager Discussion of Fund Performance
Below, Value Line Centurion Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the 12 months ended December 31, 2015.
How did the Fund perform during the annual period?
The Fund generated a total return of 1.08% during the 12 months ended December 31, 2015. This compares to the 1.38% return of the Fund’s benchmark, the S&P 500® Index, during the same annual period.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
The Fund slightly lagged the S&P 500® Index during the 12-month reporting period after fees and expenses, although stock selection and sector allocation decisions overall contributed positively, albeit modestly, to relative results.
A major trend in the U.S. equity market during the annual period served as a headwind to the Fund’s relative results. It was a very narrow market, where the gain in the S&P 500® Index came mainly from just a few of the largest-cap stocks. This handicapped the Fund since its average market cap weighting is much less than that of the benchmark. Indeed, less than half of the Fund’s holdings are large-cap stocks and very few, if any, would be considered mega-cap stocks; rather mid-cap stocks, which lagged during the annual period, dominate the holdings.
On the plus side, growth-oriented stocks outperformed value-oriented stocks during the annual period, and the Fund leans more toward the growth end of the spectrum. Also, the Fund invests primarily in higher quality, more consistent, less volatile stocks. This strategy proved particularly effective in the second half of 2015 when lower quality, more speculative issues performed worst.
Which equity market sectors most significantly affected Fund performance?
Stock selection in the consumer staples and health care sectors proved most effective. Having an underweighted allocation to energy, which was the worst performing sector in the S&P 500® Index during the annual period, also helped. In consumer staples, a position in packaged food producer Hormel Foods was an especially strong performer. In health care, a position in large pharmaceuticals producer Novo Nordisk was an outstanding performer.
Partially offsetting these positive contributors was stock selection in the consumer discretionary sector, which detracted. In particular, the Fund’s relative results were hampered by not owning e-commerce retailer Amazon.com, whose share price more than doubled in the year. Having overweighted allocations to the industrials and materials sectors, which each significantly lagged the S&P 500® Index during the annual period, also dampened relative results.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the Fund’s relative results were the earlier mentioned Hormel Foods and Novo Nordisk as well as lighting and control systems producer Acuity Brands. Each of these company’s stocks were boosted during the annual period by strong quarterly operating results.
Which stocks detracted significantly from the Fund’s performance during the annual period?
As mentioned earlier, not owning Amazon.com, whose stock more than doubled during the annual period, detracted significantly. Also, not holding positions in Alphabet (parent of Google) or Microsoft, which each saw their shares gain substantially during the annual period, dampened the Fund’s relative results. None of the Fund’s holdings cost the Fund as much individually as did not holding these three positions.

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc.
Annual Report To Contractowners

How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales during the annual period?
During the annual period, we established a new Fund position in integrated pharmacy health care provider CVS Health and made substantial additions to existing holdings in consumer finance company Fiserv and application software developer Ultimate Software Group. In each of these three cases, the addition of shares was based on strong quarterly operating results and the company’s consistently good long-term track record of strong earnings and stock price growth.
Among the largest deletions from the Fund’s portfolio during the annual period was Sigma-Aldrich, a specialty chemicals company, due to its acquisition by Germany’s Merck. We also sold the Fund’s positions in flow control equipment manufacturer Parker-Hannifin, supplemental insurance company AFLAC and aircraft and parts provider United Technologies. In each case, the exiting of the position from the Fund’s portfolio was due to weaker than expected operating results and diminished long-term growth records.
Were there any notable changes in the Fund’s weightings during the 12-month period?
Based on purchases and sales and individual stock appreciation and depreciation, the Fund’s already modestly overweighted allocation to the consumer staples sector became more significantly overweighed. There were no other material changes in the Fund’s sector weightings during the 12-month period ended December 31, 2015.
How was the Fund positioned relative to its benchmark index at the end of December 2015?
As of December 31, 2015, the Fund was overweighted relative to the S&P 500® Index in the industrials, materials and consumer staples sectors. The Fund was underweighted relative to the S&P 500® Index in the financials, energy and information technology sectors and was rather neutrally weighted on a relative basis in the consumer discretionary, health care, and utilities sectors on the same date. On December 31, 2015, the Fund held no positions at all in the telecommunication services sector.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the Fund’s investments are likely to provide superior returns to our shareholders over the long term.

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc.
Annual Report To Contractowners

Top Ten Holdings (As of 12/31/2015) (Unaudited)
Company	Percentage of Net Assets
AutoZone, Inc.	2.76%
Rollins, Inc.	2.70%
Hormel Foods Corp.	2.42%
Novo Nordisk A/S	2.31%
Roper Technologies, Inc.	2.18%
TJX Companies, Inc. (The)	2.08%
Church & Dwight Co., Inc.	2.07%
Alliance Data Systems Corp.	2.06%
Alexion Pharmaceuticals, Inc.	1.99%
Mettler-Toledo International, Inc.	1.87%
Sector Weightings vs. Index (As of 12/31/2015) (Unaudited)

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc.
Annual Report To Contractowners

Average Annual Total Returns (For periods ended 12/31/2015) (Unaudited)
	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception 11/15/1983
Value Line Centurion Fund, Inc.	1.08%	13.09%	11.89%	4.53%	8.44%
S&P 500® Index	1.38%	15.13%	12.57%	7.31%	10.81%
All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call (800) 221-3253 or visit www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.
Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption of units.
Growth of a Hypothetical $10,000 Investment (Unaudited)
To give you a comparison, the chart below shows the performance of a hypothetical $10,000 investment made 10 years ago in the Fund and in the S&P 500® Index (the “Index”). Index returns do not include fees and expenses, but do include the reinvestment of dividends.

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc.
Annual Report To Contractowners

Fund Expenses (Unaudited)
By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example below is based on an investment of  $1,000 invested on July 1, 2015 and held for six months ended December 31, 2015.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio
Actual	$1,000.00	$993.40	$4.52	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58	0.90%
*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the Fund’s most recent fiscal one-half year). This expense ratio may differ from the expense ratio shown in the financial highlights.

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc.

Schedule of Investments
December 31, 2015
Shares		Value
Common Stocks — 98.8%
Consumer Discretionary — 10.4%
5,000	AutoZone, Inc.*	$3,709,550
16,200	BorgWarner, Inc.	700,326
22,800	Brinker International, Inc.	1,093,260
9,300	Buffalo Wild Wings, Inc.*	1,484,745
1,900	Domino’s Pizza, Inc.	211,375
40,200	LKQ Corp.*	1,191,126
5,200	O’Reilly Automotive, Inc.*	1,317,784
39,400	TJX Companies, Inc. (The)	2,793,854
19,200	VF Corp.	1,195,200
18,600	Wolverine World Wide, Inc.	310,806
		14,008,026
Consumer Staples — 15.5%
3,300	Boston Beer Co., Inc. (The) Class A *(1)	666,303
5,800	British American Tobacco PLC ADR	640,610
14,000	Casey’s General Stores, Inc.	1,686,300
32,800	Church & Dwight Co., Inc.	2,784,064
11,000	Costco Wholesale Corp.	1,776,500
10,000	CVS Health Corp.	977,700
8,900	Edgewell Personal Care Co.	697,493
8,900	Energizer Holdings, Inc.	303,134
51,000	Flowers Foods, Inc.	1,095,990
23,000	General Mills, Inc.	1,326,180
41,000	Hormel Foods Corp.	3,242,280
12,800	Ingredion, Inc.	1,226,752
21,500	J&J Snack Foods Corp.	2,508,405
11,000	PepsiCo, Inc.	1,099,120
18,000	Reynolds American, Inc.	830,700
		20,861,531
Energy — 2.1%
2,500	Core Laboratories N.V.(1)	271,850
16,700	Enbridge, Inc.	554,273
12,000	EQT Corp.	625,560
16,000	Noble Energy, Inc.	526,880
4,400	Oceaneering International, Inc.	165,088
18,000	ONEOK, Inc.	443,880
1,900	Pioneer Natural Resources Co.	238,222
		2,825,753
Financials — 2.6%
10,000	Affiliated Managers Group, Inc.*	1,597,600
10,500	American Tower Corp. REIT	1,017,975
7,800	M&T Bank Corp.	945,204
		3,560,779
Shares		Value
Health Care — 16.0%
14,000	Alexion Pharmaceuticals, Inc.*	$2,670,500
4,272	Allergan PLC*	1,335,000
4,000	Becton, Dickinson & Co.	616,360
7,000	C.R. Bard, Inc.	1,326,080
11,800	Cerner Corp.*	710,006
5,100	DENTSPLY International, Inc.	310,335
19,340	Express Scripts Holding Co.*	1,690,509
15,300	Henry Schein, Inc.*	2,420,307
19,000	IDEXX Laboratories, Inc.*	1,385,480
3,500	Illumina, Inc.*	671,808
6,700	McKesson Corp.	1,321,441
19,800	Mednax, Inc.*	1,418,868
7,400	Mettler-Toledo International, Inc.*	2,509,562
53,500	Novo Nordisk A/S ADR	3,107,280
		21,493,536
Industrials — 27.3%
9,500	Acuity Brands, Inc.	2,221,100
45,000	AMETEK, Inc.	2,411,550
28,000	Canadian National Railway Co.(1)	1,564,640
1,000	Canadian Pacific Railway Ltd.	127,600
14,400	CLARCOR, Inc.	715,392
24,700	Danaher Corp.	2,294,136
5,700	Equifax, Inc.	634,809
4,400	Esterline Technologies Corp.*	356,400
12,100	General Dynamics Corp.	1,662,056
15,890	HEICO Corp.	863,780
19,200	IDEX Corp.	1,470,912
7,600	IHS, Inc. Class A*	900,068
11,600	ITT Corp.	421,312
8,000	J.B. Hunt Transport Services, Inc.	586,880
10,100	Kansas City Southern	754,167
18,800	Kirby Corp.*	989,256
7,000	Lincoln Electric Holdings, Inc.	363,230
9,000	Middleby Corp. (The)*	970,830
4,000	Northrop Grumman Corp.	755,240
26,000	Republic Services, Inc.	1,143,740
139,800	Rollins, Inc.	3,620,820
15,400	Roper Technologies, Inc.	2,922,766
15,100	Stericycle, Inc.*	1,821,060
12,500	Teledyne Technologies, Inc.*	1,108,750
19,000	Toro Co. (The)	1,388,330
13,800	Union Pacific Corp.	1,079,160
22,000	Wabtec Corp.	1,564,640
34,200	Waste Connections, Inc.	1,926,144
		36,638,768

See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.

Schedule of Investments (Continued)
December 31, 2015
Shares		Value
Common Stocks — 98.8% (Continued)
Information Technology — 14.4%
21,400	Accenture PLC Class A	$2,236,300
10,000	Alliance Data Systems Corp.*	2,765,700
24,600	Amphenol Corp. Class A	1,284,858
14,800	ANSYS, Inc.*	1,369,000
9,700	Automatic Data Processing, Inc.	821,784
18,600	Cognizant Technology Solutions Corp. Class A*	1,116,372
25,600	Fiserv, Inc.*	2,341,376
17,500	MasterCard, Inc. Class A	1,703,800
24,800	Open Text Corp.	1,188,664
28,400	Salesforce.com, Inc.*	2,226,560
7,800	Ultimate Software Group, Inc. (The)*	1,524,978
7,800	WEX, Inc.*	689,520
		19,268,912
Materials — 9.8%
3,600	Airgas, Inc.	497,952
12,200	Ball Corp.	887,306
32,500	Crown Holdings, Inc.*	1,647,750
17,000	Ecolab, Inc.	1,944,460
27,600	FMC Corp.	1,079,988
1,700	NewMarket Corp.	647,241
12,200	Packaging Corp. of America	769,210
13,000	Praxair, Inc.	1,331,200
14,000	Scotts Miracle-Gro Co. (The) Class A	903,140
31,600	Silgan Holdings, Inc.	1,697,552
20,400	Valspar Corp. (The)	1,692,180
		13,097,979
Shares		Value
Utilities — 0.7%
23,000	ITC Holdings Corp.	$902,750
Total Common Stocks (Cost $65,521,409)		132,658,034
Short-Term Investments — 3.0%
Money Market Funds — 3.0%
1,613,455	State Street Institutional Liquid Reserves Fund	1,613,455
2,395,629	State Street Navigator Securities Lending Prime Portfolio(2)	2,395,629
Total Short-Term Investments (Cost $4,009,084)		4,009,084
Total Investments — 101.8% (Cost $69,530,493)		$136,667,118
Excess of Liabilities Over Cash and Other Assets — (1.8)%		(2,417,964)
Net Assets — 100.0%		$134,249,154
Net Asset Value Per Outstanding Share ($134,249,154 ÷ 6,483,155 shares outstanding)		$20.71
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of December 31, 2015, the market value of the securities on loan was $2,330,160.

(2)
Securities with an aggregate market value of  $2,330,160 were out on loan in exchange for $2,395,629 of cash collateral as of December 31, 2015. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1I in the Notes to Financial Statements.

ADR
American Depositary Receipt.

REIT
Real Estate Investment Trust.

The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2015 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$132,658,034	$—	$—	$132,658,034
Short-Term Investments	4,009,084	—	—	4,009,084
Total Investments in Securities	$136,667,118	$—	$—	$136,667,118

*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.

Statement of Assets and Liabilities
Statement of Operations

December 31, 2015

ASSETS:
Investment securities, at value (Cost – $69,530,493) (securities on loan, at value, $2,330,160)	$136,667,118
Cash	6,321
Interest and dividends receivable	89,689
Receivable for capital shares sold	2,548
Receivable for securities lending income	1,252
Total Assets	136,766,928
LIABILITIES:
Payable upon return of securities on loan (See Note 1I)	2,395,629
Payable for capital shares redeemed	1,750
Accrued expenses:
Advisory fee	58,084
Service and distribution plan fees	33,240
Directors’ fees and expenses	1,129
Other	27,942
Total Liabilities	2,517,774
Net Assets	$134,249,154
NET ASSETS CONSIST OF:
Capital stock, at $1.00 par value (authorized 50,000,000, outstanding 6,483,155 shares)	$6,483,155
Additional paid-in capital	103,686,225
Undistributed net investment income	261,381
Accumulated net realized loss on investments and foreign currency	(43,318,232)
Net unrealized appreciation of investments	67,136,625
Net Assets	$134,249,154
Net Asset Value Per Outstanding Share ($134,249,154 ÷ 6,483,155 shares outstanding)	$20.71

For the Year Ended
December 31, 2015

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $21,323)	$1,524,101
Securities lending income	20,763
Interest	1,816
Total Income	1,546,680
Expenses:
Advisory fee	716,668
Service and distribution plan fees	573,334
Auditing and legal fees	87,178
Directors’ fees and expenses	33,503
Custodian fees	30,915
Insurance	18,819
Tax expense	15,401
Printing and postage	11,480
Other	2,491
Total Expenses Before Fees Waived (See Note 5)	1,489,789
Less: Service and Distribution Plan Fees Waived	(203,517)
Net Expenses	1,286,272
Net Investment Income	260,408
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Gain/(Loss) From:
Investments	8,077,602
Foreign currency translations	742
8,078,344
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	(6,575,283)
Foreign currency translations	78
(6,575,205)
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	1,503,139
Net Increase in Net Assets from Operations	$1,763,547

See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.

Statement of Changes in Net Assets

	Years Ended December 31,
	2015	2014
Operations:
Net investment income	$260,408	$500,997
Net realized gain on investments and foreign currency	8,078,344	10,298,093
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	(6,575,205)	2,505,706
Net increase in net assets from operations	1,763,547	13,304,796
Distributions to Shareholders from:
Net investment income	(500,171)	(332,490)
Share Transactions:
Proceeds from sale of shares	2,360,554	2,313,285
Proceeds from reinvestment of dividends to shareholders	500,171	332,490
Cost of shares redeemed	(21,390,622)	(18,140,025)
Net decrease in net assets from capital share transactions	(18,529,897)	(15,494,250)
Total decrease in net assets	(17,266,521)	(2,521,944)
NET ASSETS:
Beginning of year	151,515,675	154,037,619
End of year	$134,249,154	$151,515,675
Undistributed net investment income included in net assets, at end of year	$261,381	$500,725

See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Years Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$20.56	$18.86	$14.48	$12.56	$11.96
Income/(loss) from investment operations:
Net investment income/(loss)	0.05	0.07	0.05	0.09	—(1)
Net gains/(losses) on securities (both realized and unrealized)	0.17	1.67	4.42	1.83	0.60
Total from investment operations	0.22	1.74	4.47	1.92	0.60
Less distributions:
Dividends from net investment income	(0.07)	(0.04)	(0.09)	—	—
Net asset value, end of year	$20.71	$20.56	$18.86	$14.48	$12.56
Total return*	1.08%	9.25%	30.96%	15.29%	5.02%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$134,249	$151,516	$154,038	$133,027	$129,029
Ratio of gross expenses to average net assets(2)	1.04%	1.04%	1.04%	1.06%	1.06%
Ratio of net expenses to average net assets(3)	0.90%	0.89%	0.89%	0.91%	0.91%
Ratio of net investment income/(loss) to average net assets	0.18%	0.33%	0.26%	0.58%	(0.01)%
Portfolio turnover rate	5%	6%	7%	11%	25%
*
Total returns do not reflect the effects of charges deducted under the terms of Guardian Insurance and Annuity Company, Inc.’s (GIAC) variable contracts. Including such charges would reduce the total returns for all years shown.

(1)
Amount is less than $.01 per share.

(2)
Ratio reflects expenses grossed up for the custody credit arrangement and grossed up for the waiver of a portion of the service and distribution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.

(3)
Ratio reflects expenses net of the custody credit arrangement and net of the waiver of a portion of the service and distribution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.

See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.

Notes to Financial Statements

December 31, 2015

1.
Significant Accounting Policies

Value Line Centurion Fund, Inc. (the “Fund”) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended, whose primary investment objective is long-term growth of capital. The Fund’s portfolio will usually consist of common stocks ranked 1, 2 or 3 for year-ahead performance by the Ranking System. The Fund is a part of the Value Line Funds (the “Value Line Funds”), a family of 12 mutual funds that include a wide range of solutions designed to meet virtually any investment goal and consists of a variety of equity, fixed income, and hybrid funds.
The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
(A) Security Valuation:  Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the NYSE (usually 4:00 P.M. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the Fund’s total net assets by the Fund’s total number of shares outstanding at the time of calculation.
The Board of Directors (the “Board”) has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
(B) Fair Value Measurements:  The Fund follows fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

■ Value Line Centurion Fund, Inc.

Notes to Financial Statements (Continued)

December 31, 2015

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The Fund follows the updated provisions surrounding fair value measurements and disclosures on transfers in and out of all levels of the fair value hierarchy on a gross basis and the reasons for the transfers as well as disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 of the fair value hierarchy.
For the year ended December 31, 2015, there were no transfers between Level 1, Level 2, and Level 3 assets.
The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
For the year ended December 31, 2015, there were no Level 3 investments. The Schedule of Investments includes a breakdown of the Fund’s investments by category.
(C) Federal Income Taxes:  It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its net investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.
As of December 31, 2015, and for all open tax years, management has analyzed the Fund’s tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue.
(D) Dividends and Distributions:  It is the Fund’s policy to distribute annually to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board.
(E) Securities Transactions and Income:  Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in first-out convention (“FIFO”). Interest income on investments, adjusted for amortization of discount and premium, if applicable, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.
(F) Foreign Currency Translation:   The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Fund does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.
Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.
Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.

■ Value Line Centurion Fund, Inc.

Notes to Financial Statements (Continued)

December 31, 2015

(G) Representations and Indemnifications:  In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(H) Foreign Taxes:  The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
(I) Securities Lending:  Under an agreement with State Street Bank & Trust (“State Street”), the Fund can lend its securities to brokers, dealers and other financial institutions approved by the Board. By lending its investment securities, the Fund attempts to increase its net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Fund has the right to use the collateral to offset the losses incurred. The lending fees received and the Fund’s portion of the interest income earned on the cash collateral are included in the Statement of Operations.
Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street Global Advisors, acting in its capacity as securities lending agent (the “Agent”), in The Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Prime Portfolio. When the Fund invests the cash collateral in the State Street Navigator Securities Lending Prime Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.
The Fund enters into a joint repurchase agreement whereby its uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedule of Investments.
At year end, the Fund was not invested in joint repurchase agreements.
As of December 31, 2015, the Fund loaned securities which were collateralized by cash which was reinvested into the State Street Navigator Securities Lending Prime Portfolio as disclosed on the Schedule of Investments. The value of the securities on loan and the value of the related collateral were as follows:
Value of Securities Loaned	Value of Collateral	Total Collateral (including Calculated Mark)*
$2,330,160	$2,395,629	$2,377,170

*
Balances represent the end of day mark-to-market of securities lending collateral that will be reflected by the Fund as of the next business day.

■ Value Line Centurion Fund, Inc.

Notes to Financial Statements (Continued)

December 31, 2015

The following table represents the amount of payables for cash collateral received on securities on loan as shown on the Statement of Assets and Liabilities for the year ended December 31, 2015.
	Remaining Contractual Maturity of the Agreements As of December 31, 2015
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions Common Stocks	$2,395,629	$—	$—	$—	$2,395,629
Total Borrowings	$2,395,629	$—	$—	$—	$2,395,629
Gross amount of recognized liabilities for securities lending transactions					$2,395,629

(J) Subsequent Events:  Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.
2.
Capital Share Transactions, Dividends and Distributions

Shares of the Fund are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc. (GIAC). Transactions in capital stock were as follows:
	Year Ended December 31, 2015	Year Ended December 31, 2014
Shares sold	112,675	120,380
Shares issued to shareholders in reinvestment of dividends	23,593	17,068
Shares redeemed	(1,022,530)	(934,859)
Net decrease	(886,262)	(797,411)
Dividends per share from net investment income	$0.0735	$0.0429

3.
Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, were as follows:
Year Ended December 31, 2015
PURCHASES:
Investment Securities	$6,923,644
SALES:
Investment Securities	$17,325,860

4.
Income Taxes

At December 31, 2015, information on the tax components of capital is as follows:
Cost of investments for tax purposes	$69,624,365
Gross tax unrealized appreciation	$68,499,202
Gross tax unrealized depreciation	(1,456,449)
Net tax unrealized appreciation on investments	$67,042,753
Capital loss carryforward, expires December 31, 2017	$43,224,360
Undistributed ordinary income	$261,381

During the year ended December 31, 2015, as permitted under federal income tax regulations, the Fund utilized $8,077,327 of capital loss carryforwards.

■ Value Line Centurion Fund, Inc.

Notes to Financial Statements (Continued)

December 31, 2015

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2015, the Fund had capital loss carryforwards of  $43,224,360 which expire December 31, 2017.
To the extent that current or future capital gains are offset by capital losses, the Fund does not anticipate distributing any such gains to shareholders.
It is uncertain whether the Fund will be able to realize the benefits of the losses before they expire.
The differences between book basis and tax basis unrealized appreciation/depreciation on investments were primarily attributed to wash sales.
The tax composition of distributions to shareholders for the years ended December 31, 2015 and December 31, 2014 were as follows:
	2015	2014
Ordinary income	$500,171	$332,490
Permanent book-tax differences relating to the current year were reclassified within the composition of the net asset accounts. The Fund increased undistributed net investment income by $419 and increased accumulated realized loss by $419. Net assets are not affected by these reclassifications. These reclasses were primarily due to differing treatments of foreign currency translation and REITs.
5.
Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of  $716,668 was paid or payable to the Adviser for the year ended December 31, 2015. This was computed at an annual rate of 0.50% of the average daily net assets of the Fund during the year and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board, to act as officers and employees of the Fund and pays their salaries.
The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) in advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.40% of the Fund’s average daily net assets. For the year ended December 31, 2015, fees amounting to $573,334, before fee waivers, were accrued under the Plan. Effective May 1, 2007 through July 31, 2015, the Distributor contractually agreed to reduce the fee under the Plan by 0.15% for one year periods. Effective August 1, 2015, the Distributor contractually agreed to reduce the fee under the Plan by 0.13% for one year and renewed annually. For the year ended December 31, 2015, the fees waived amounted to $203,517. The Distributor has no right to recoup previously waived amounts.
Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets. The Fund bears all other costs and expenses.
6.
New Accounting Pronouncements

In May 2015, the Financial Accounting Standards (“FASB”) issued ASU 2015-07 entitled Fair Value Measurement (Topic 820) — Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) which is intended to address the diversity in practice of how investments measured at the fair value with redemption dates in the future (including periodic redemption dates) are categorized within the fair value hierarchy. ASU 2015-07 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2015. At this time, management is evaluating the implications of ASU 2015-07 and its impact to financial statements.

■ Value Line Centurion Fund, Inc.

 Report of Independent Registered Public Accounting Firm
To the Board of Directors and Shareholders of Value Line Centurion Fund, Inc.:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Centurion Fund, Inc. (the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
New York, New York
February 17, 2016

■ Value Line Centurion Fund, Inc.

Federal Tax Status of Distribution (Unaudited)
For corporate taxpayers, 100% of the ordinary income distribution paid during the calendar year 2015 qualifies for the corporate dividends received deductions.
During the calendar year 2015, 100% of the ordinary income distribution is treated as qualified dividends.
 Form N-Q
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
 Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

■ Value Line Centurion Fund, Inc.

Management Information
The business and affairs of the Fund are managed by the Fund’s officers under the direction of the Board of Directors. The following table sets forth information on each Director and officer of the Fund. Each Director serves as a director or trustee of each of the registered investment companies advised by the Adviser (the “Value Line Funds”). Each Director serves until his or her successor is elected and qualified.
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Director*
Mitchell E. Appel Age: 45	Director	Since 2010	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.	12	Forethought Variable Insurance Trust (September 2013-present)
Non-Interested Directors
Joyce E. Heinzerling Age: 59	Director	Since 2008	President, Meridian Fund Advisers LLC (consultants) since 2009.	12	None
James E. Hillman Age: 58	Director	Since 2015	Chief Financial Officer, Notre Dame School Of Manhattan since 2011; Director and Principal Financial Officer, Merrill Lynch Global Wealth Management, (2006-2011).	12	Miller/Howard High Income Equity Fund (November 2014 to present)
Michael Kuritzkes Age: 55	Director	Since 2015	Consultant, Coronado Advisors LLC since June 2014; Executive Vice President And General Counsel, Harbinger Group Inc. (public holding company), (2013-2014), Executive Vice President and General Counsel, Philadelphia Media LLC, (2010-2013).	12	None
Francis C. Oakley Age: 84	Director	Since 2000	Professor of History, Williams College, (1961-2002), Professor Emeritus since 2002, President Emeritus since 1994 and President, (1985-1994); Chairman (1993-1997) and Interim President (2002-2003) of the America Council of Learned Societies; Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.	12	None

■ Value Line Centurion Fund, Inc.

Management Information (Continued)
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
David H. Porter Age: 80	Director (Chairman of the Board of the Value Line Funds Since 2014)	Since 1997	Professor, Skidmore College (2008-2013); Visiting Professor of Classics, Williams College, (1999-2008); President Emeritus, Skidmore College since 1999 and President, (1987-1998).	12	None
Paul Craig Roberts Age: 76	Director	Since 1983	Chairman, Institute for Political Economy.	12	None
Nancy-Beth Sheerr Age: 66	Director	Since 1996	Senior Financial Consultant, Veritable, L.P. (investment advisor) until December 2013.	12	None
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years
Officers
Mitchell E. Appel Age: 45	President	Since 2008	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.
Michael J. Wagner Age: 65	Chief Compliance Officer	Since 2009	Chief Compliance Officer of each of the Value Line Funds since 2009; President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006-present).
Emily D. Washington Age: 37	Treasurer and Chief Financial Officer; Secretary	Since 2009	Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since 2008 and Secretary since 2010; Secretary of the Adviser since 2011.
*
Mr. Appel is an “interested person” as defined in the 1940 Act by virtue of his position with EULAV Securities LLC (the “Distributor”) and the Adviser.

The address for each of the above is 7 Times Square, 21st Floor, New York, NY 10036-6524.
The Fund’s Statement of Additional Information (SAI) includes additional information about the Fund’s Directors and is available, without charge, upon request by calling 1-800-243-2729.

Item 2.   Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, principal financial officer and principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3.   Audit Committee Financial Expert.

(a)(1)The Registrant does not have an Audit Committee Financial Expert serving on its Audit Committee as of the date of this filing.

(2) The Registrant’s Board has designated both James Hillman and Michael Kuritzkes, members of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Experts.  Mr. Hillman and Mr. Kuritzkes are independent directors. Mr. Hillman currently serves as the Chief Financial Officer at Notre Dame School of Manhattan since 2011. Mr. Kuritzkes currently serves as a consultant at Caronado Advisors LLC since June 2014 and previously served as Executive Vice President and General Counsel at Harbinger Group, Inc. (2013 – 2014)

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.   Principal Accountant Fees and Services

(a)	Audit Fees 2015 - $43,294

Audit Fees 2014 - $ 9,928

(b)	Audit-Related fees – None.

(c)	Tax Preparation Fees 2015 -$13,405

Tax Preparation Fees 2014 - $15,559

(d)	All Other Fees – None

(e) (1)	Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed were pre-approved by the committee.

(2)	Not applicable.

(f)	Not applicable.

(g)	Aggregate Non-Audit Fees 2015 - None

Aggregate Non-Audit Fees 2014 - None

(h)	Not applicable.

Item 5.  Audit Committee of Listed Registrants

Not Applicable.

Item 6.  Investments

Not Applicable

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.   Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11.   Controls and Procedures

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c)) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 100.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:  March 10, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:  March 10, 2016